Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BioMarin Pharmaceutical Inc. (the Company) for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Jean-Jacques Bienaimé, and Daniel Spiegelman, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JEAN-JACQUES BIENAIMÉ

Jean-Jacques Bienaimé
Chief Executive Officer
March 2, 2015

/S/ DANIEL SPIEGELMAN

Daniel Spiegelman
Executive Vice President and Chief Financial Officer
March 2, 2015